HIPPO LACE LIMITED

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Page

Report of Independent Registered Public Accounting Firm	1

Consolidated Balance Sheet as of March 31, 2010	2

Consolidated Statement of Income and Comprehensive Income for the Period
from December 11, 2009 (Date of Inception) to March 31, 2010	3

Consolidated Statement of Stockholder’s Equity
from December 11, 2009 (Date of Inception) to March 31, 2010	4

Consolidated Statement of Cash Flows
from December 11, 2009 (Date of Inception) to March 31, 2010	5 – 6

Notes to the Consolidated Financial Statements	7 -16

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF

HIPPO LACE LIMITED

We have audited the accompanying consolidated balance sheet of Hippo Lace Limited (the “Company”) as of March 31, 2010, and the related consolidated statement of operations, changes in stockholders’ equity, and cash flows for the period from December 31, 2009 (inception) to March 31, 2010. These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Hippo Lace Limited as of March 31, 2010, the consolidated results of its operations and its cash flows for the period from December 11, 2009 (inception) to March 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in note 2(c) to the consolidated financial statements, the Company’s minimal revenues, its dependency from continued funding from its stockholder and the net cash used in operating activities raise substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ UHY VOCATION HK CPA LIMITED

UHY VOCATION HK CPA LIMITED

Certified Public Accountants

Hong Kong, the People’s Republic of China,

February 10, 2011

HIPPO LACE LIMITED
CONSOLIDATED BALANCE SHEET

March 31, 2010

ASSETS
CURRENT ASSETS
Cash	$ 15,322
Other receivable	36,551
Inventories	2,604
Total current assets	54,477

Property and equipment, net	124,789
Security deposits	41,077
Goodwill	32,560

TOTAL ASSETS	$ 252,903

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$ 32,673
Income tax payable	2,421
Due to related party	8,812
TOTAL CURRENT LIABILITIES	43,906

Stockholder's loan	196,266

TOTAL LIABILITIES	$ 240,172

STOCKHOLDER'S EQUITY
Common stock, 50,000 shares authorized without a par value;
1 share issued and outstanding	$ 1
Retained earnings	12,730
TOTAL STOCKHOLDER'S EQUITY	12,731

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$ 252,903

See accompanying notes to consolidated financial statements.

HIPPO LACE LIMITED
CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME

For the period from December 11, 2009 (Date of inception) to
March 31, 2010

Revenue	$ 24,329

Cost of goods sold	(9,007)

Gross profit	15,322

Operating expenses	(51,533)

OPERATING LOSS BEFORE INCOME TAXES	$ (36,211)

OTHER INCOME/(EXPENSES)
Other income	51,362
Other expenses	-
TOTAL OTHER INCOME, NET	51,362

INCOME BEFORE INCOME TAXES	15,151

INCOME TAXES EXPENSES	(2,421)

NET INCOME	$ 12,730

Earning per common share
Basic and fully diluted	$ 12,730

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	1
See accompanying notes to consolidated financial statements.

4

HIPPO LACE LIMITED
CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY FOR THE PERIOD FROM DECEMBER 11, 2009 (DATE OF INCEPTION) TO MARCH 31, 2010

	Common Stock			Total
			Retained	stockholder's
	Number	Amount	earnings	equity

Balance at December 11, 2009 (date of inception)
	-	$ -	$ -	$ -
Common stock issued for cash	1	1	-	1
Net income for the period	-	-	12,730	12,730
Balance as of March 31, 2010	1	$ 1	$ 12,730	$ 12,731

See accompanying notes to consolidated financial statements.

HIPPO LACE LIMITED
CONSOLIDATED STATEMENT OF CASH FLOWS

For the period from December 11, 2009 (Date of inception) to
March 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$12,730
Adjustments to reconcile net income to net cash
used in operating activities:
Depreciation	45
Changes in operating assets and liabilities:
Other receivable	(25,962)
Inventories	2,597
Security deposit	9,218
Accounts payable	17,576
Income tax payable	2,421
Due to related party	8,812
Deposit received	(30,817)
NET CASH USED IN OPERATING ACTIVITIES	$ (3,380)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash paid for acquisition of subsidiary, net of cash acquired	(177,565)
NET CASH USED IN INVESTING ACTIVITIES	$ (177,565)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from stockholder's loan	$196,266
Cash received from issuance of common stock	1

NET CASH PROVIDED BY FINANCING ACTIVITIES	$ 196,267

NET INCREASE IN CASH	$ 15,322

CASH
Beginning of period	-
End of period	$ 15,322

Supplemental disclosures of cash flow information:
Cash paid for interest	$ -
Cash paid for income taxes	$ -

Cash paid for acquisition of subsidiary, net of cash acquired:

Consideration paid:
Cash paid, net of cash acquired	$ 177,565

Allocated to:
Inventory	$ 5,201
Other receivable and prepaid expenses	19,923
Security deposit	40,960
Property and equipment	124,834
Accounts payable	(7,561)
Accrued expenses	(7,535)
Consultancy deposit received	(30,817)
$ 145,005

Value of excess of purchase price over net assets
Acquired allocated to:
Goodwill	$ 32,560
See accompanying notes to consolidated financial statements.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010

NOTE 1 ORGANIZATION

Hippo Lace Limited (“the Company”) was incorporated on December 11, 2009 in the British Virgin Islands (“BVI”) with a maximum authorized share capital of 50,000 ordinary shares. On January 12, 2010, a share was issued for $1 to Mr. Gu Yao, who is the sole shareholder of the Company. The Company principally acts as an investing holding company.

In February 2010, the Company entered into and consummated an agreement with Sizegenic Holdings Limited, a BVI corporation, to acquire 100% interests of its wholly owned subsidiary, Legend Sun Limited (“Legend Sun”). The consideration of $182,982 was paid in full on February 17, 2010 and the share transfer was completed on February 24, 2010. Legend Sun is a limited liability company incorporated and domiciled in Hong Kong and its principal activity is to provide catering services in Hong Kong.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)

Basis of Presentation

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company’s functional currency is the Hong Kong Dollar, however the accompanying consolidated financial statements have been translated and presented in United States Dollars.

(b)

Principles of Consolidation

The balance sheet as of March 31, 2010 includes the Company and its wholly-owned subsidiary, Legend Sun. Additionally, the results of operations and cash flows includes the operations from January 1, 2010 to March 31, 2010 of Legend Sun. All intercompany accounts and transactions have been eliminated.

(c)

Going concern and management’s plans

These consolidated financial statements have been prepared assuming that the Company will continue as a going concern and, accordingly, do not include any adjustments that might result from the outcome of this uncertainty.  The Company’s minimal revenues, its dependency from continued funding from its stockholders and the net cash used in operating activities raise substantial double about its ability to continue as a going concern. The Company's business plan includes raising funds from outside potential investors.  However, there is no assurance that it will be able to do so.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(d)

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management of the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the

(e)

Use of Estimates (…/Cont’d)

reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company’s significant estimates include the reserves related to receivables, the recoverability and useful lives of long lived assets and realizable values for inventories.

(f)

Foreign currency translation

Assets and liabilities of foreign subsidiaries are translated at the rate of exchange in effect on the balance sheet date; income and expenses are translated at the average rate of exchange prevailing during the period. The related transaction adjustments are reflected in “Accumulated other comprehensive income / (loss)’’ in the equity section of our consolidated balance sheet.

The period-end rates March 31, 2010 of Hong Kong dollar to one US dollar were 7.7800; average rates for the period from December 11, 2009 to March 31, 2010 were 7.7644.

(g)

Property and equipment

Property and equipment are stated at cost less accumulated depreciation and impairment losses. Improvements to leased assets or fixtures are amortized over their estimated useful lives or lease period, whichever is shorter. Expenditures for repairs and maintenance, which do not extend the useful life of the assets, are expensed as incurred.

Depreciation expense is recorded over the asset’s estimated useful lives, using the straight line method, at the following annual rates:-

Furniture and equipment: 10% - 20%, per year

Computer equipment: 10%, per year

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(h)

Inventories

Inventories consist of finished goods which include food and beverage materials and products for catering service.  Inventories are measured at the lower of cost or market.  Market value is determined by reference to selling prices after the balance sheet date or to management’s estimates based on prevailing market conditions. The management also regularly evaluates the composition of its inventories to identify slow-moving and obsolete inventories to determine if a valuation allowance is required.

(i)

Other receivables

Other receivables mainly consist of consultancy services income receivables.

(j)

Cash

Cash consist of cash on hand and at banks. Substantially all of the Company's cash deposits are held with financial institutions located in Hong Kong. Management believes these financial institutions are of high credit quality.

(k)

Goodwill

Goodwill represents the excess of the purchase price over the fair value of the identifiable tangible and intangible assets acquired and the fair value of liabilities assumed in an acquisition.  Accounting Standards Codification (“ASC”)-350-30-50 “Goodwill and Other Intangible Assets”, requires the testing of goodwill and indefinite-lived intangible assets for impairment at least annually.  The Company tests goodwill for impairment in the fourth quarter each year.  Goodwill impairment is computed using the expected present value of associated future cash flows.  There was no impairment of goodwill as of March 31, 2010.

(l)

Impairment of long-lived assets

Long-lived assets are comprised of property and equipment. Pursuant to the provisions of ASC360-10, “Property, plant and equipment”, long-lived assets to be held and used are reviewed for possible impairment whenever events indicate that the carrying amount of such assets may not be recoverable by comparing the undiscounted cash flows associated with the assets to their carrying amounts. If such a review indicates an impairment, the carrying amount would be reduced to fair value.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(m)

Accounts payable and accrued expenses consist of the following:

Accounts payable Accrued expenses	6,049
Legal and professional fees	16,000
Payroll and other operating expenses	10,624
$ 32,673

Other payable represents accrued payroll and expenses.

(n)

Fair value measurements

ASC Topic 820, Fair Value Measurement and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC Topic 820 also establishes a fair value hierarchy which requires classification based on observable and unobservable inputs when measuring fair value. There are three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Determining which category an asset or liability falls within the hierarchy requires significant judgment. The Company evaluates its hierarchy disclosures each quarter.

The carrying values of cash, other receivables, accounts payable and accrued expenses, and short-term borrowings approximate fair values due to their short maturities.

There was no asset or liability measured at fair value on a non-recurring basis as of March 31, 2010.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(o)

Income Taxes

Income taxes are provided for using the liability method of accounting in accordance with ASC 740 “Income Taxes”. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be effective when the differences are expected to reverse.

Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of income in the period that includes the enactment date.

(p)

Income Taxes (…/Cont’d)

The Company adopted ASC 740 which prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken in the tax return. This interpretation also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures.

(q)

Other comprehensive income

The Company has adopted ASC 220 “Comprehensive Income”.  This statement establishes rules for the reporting of comprehensive income and its components.  Comprehensive income consists of net income and foreign currency translation adjustments.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(r)

Revenue recognition

Revenue represents the invoiced value of goods sold or services provided.  Revenue is recognized when all the following criteria are met:

a.

Persuasive evidence of an arrangement exists.

b.

Services had been rendered.

c.

The seller’s price to the buyer is fixed or determinable, and

d.

Collectivity is reasonably assured.

Revenue from sales is recognized when food and beverage products are sold.  Other income from consultancy services is recognized on the accrual basis when the services are rendered.

(s)

Employee benefits

The Company operates a Mandatory Provident Fund Scheme (the "MPF Scheme") under the Hong Kong Mandatory Provident Fund Schemes Ordinance for those employees employed under the jurisdiction of the Hong Kong Employment Ordinance. The MPF Scheme is a defined contribution scheme, the assets of which are held in separate trustee-administered funds. The Company's contributions to the scheme are expensed as incurred and are vested in accordance with the scheme' vesting scales.

(t)

Segment information

ASC 280 “Segment reporting” establishes standards for reporting information on operating segments in interim and annual financial statements. The Company has only one segment, all of the Company's operations and customers are in Hong Kong and all incomes are derived from the provision of catering services. Accordingly, no geographic information is presented.

(u)

Commitments and contingencies

In the normal course of business, the Company is subject to contingencies, including legal proceedings and environmental claims arising out of the normal course of businesses that relate to a wide range of matters, including among others, contracts breach liability. The Company records accruals for such contingencies based upon the assessment of the probability of occurrence and, where determinable, an estimate of the liability. Management may consider many factors in making these assessments including past history, scientific evidence and the specifics of each matter.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(u)

Commitments and contingencies

As of March 31, 2010, the Company's management has evaluated all such proceedings and claims. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position, liquidity or results of operations.

(v)

Recently Issued Accounting Pronouncements

We describe below recent pronouncements that have had or may have a significant effect on our financial statements. We do not discuss recent pronouncements that are not anticipated to have an impact on or are unrelated to our financial condition, results of operations, or disclosures.

In January 2010, the FASB issued new accounting guidance, under ASC Topic 820 on Fair Value Measurements and Disclosures. The guidance requires some new disclosures and clarifies some existing disclosure requirements about fair value measurement. The guidance now requires a reporting entity to use judgment in determining the appropriate classes of assets and liabilities and to provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. The guidance is effective for interim and annual reporting periods beginning after December 15, 2009. As this standard relates specifically to disclosures, the adoption did not have a material impact on the Company’s condensed consolidated financial statements.

In February 2010, the FASB issued new accounting guidance, under ASC Topic 855 on Subsequent Events, which requires an entity that is an SEC filer to evaluate subsequent events through the date that the financial statements are issued and removes the requirements that an SEC filer disclose the date through which subsequent events have been evaluated.  The guidance was effective upon issuance. The adoption of the guidance did not have a material impact on the Company’s condensed consolidated financial statements.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010

NOTE 3 BUSINESS ACQUISITION

In February 2010, the Company entered into a sale and purchase agreement with Sizegenic Holdings Limited, a BVI corporation, to acquire its wholly owned subsidiary, Legend Sun Limited (“Legend Sun”). Pursuant to the sale and purchase agreement, the Company paid a total consideration of $182,982 (approximate HK$1,425,024) in exchange for 100% ownership of Legend Sun. Legend Sun is a Hong Kong company and it principally engages in provision of catering services in Hong Kong. Cheung Ming is the sole shareholder of Sizegenic.  There was no relationship between Gu Yao and Sizegenic or Cheung Ming prior to the sale of Legend Sun. The fair values of the assets acquired and liabilities assumed at the date of acquisition as determined in accordance with ASC 805, and the purchase price allocation at the date of acquisition, were as follows:

Consideration Paid:
Cash Paid	$ 182,982
Cash acquired	(5,417)
Cash paid, net of cash acquired	177,565

Allocated to:
Inventory	$ 5,201
Other receivable and prepaid expenses	19,923
Security deposit	40,960
Property and equipment	124,834
Accounts payable	(7,561)
Accrued expenses	(7,535)
Consultancy deposit received	(30,817)
Net tangible assets	$ 145,005

Value of excess of purchase price over net assets
Acquired allocated to:
Goodwill	$ 32,560

NOTE 4 INVENTORIES

Inventories are stated at lower of cost or market.  Inventories represent finished goods include food and beverage materials and products for catering services.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010

NOTE 5 PROPERTY AND EQUIPMENT

Property and equipment of the Company consist primarily of restaurant facilities and equipment owned and operated by the Company's wholly owned subsidiaries.  Property and equipment as of March 31, 2010 are summarized as follows:

Furniture & equipment	$ 46,956
Leasehold improvement	86,001
Computer equipment	7,066
______________________
Total	140,023
Accumulated depreciation and amortization	(15,234)
Balance as at period ended	$ 124,789

Depreciation and amortization expense for the period from December 11, 2009 to March 31, 2010 was $45.

NOTE 6 SECURITY DEPOSITS

Security deposits mainly consist of five months rental and management fee security deposits, electricity and water meter deposits for company owned restaurant, and was recorded by the time of payment.  Security and deposits as of March 31, 2010 are summarized as follows:

Rental and management fee security deposit	$ 35,888
Electricity deposit	3,595
Water deposit	771
Food supplies deposit	706
Other deposit	117
$ 41,077

NOTE 7 COST OF GOODS SOLD

Cost of goods sold consists of finished goods include food and beverage materials and products for catering services sold by company-owned restaurant and the subfranchise annual fee expenses.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010

NOTE 8 OPERATING EXPENSES

Operating expenses consist of the following for the period from December 11, 2009 to March 31, 2010

Staff costs	$ 11,059
Property rent, rates and management fee	9,409
Electricity and utilities	1,879
Depreciation	45
Professional and audit fee	16,000
Other	13,141
$ 51,533

NOTE 9 OTHER INCOME AND EXPENSES

Other income represents consultancy fee for the provision of services related to the selection of bistro location, interior design, determination of menu and price, employee training, marketing and promotion, set up and monitor logistic and control of food ordering, production and serving, and kitchen management to a former subsidiary company under Sizegenic to operate a Portugal bistro named Delta Cafes and ceased from Apr 2010 following the acquisition of Legend Sun by Hippo Lace.  The revenue is recognized based on monthly services as stipulated in the agreement.

Other expenses represent the first annual franchise fee for Company’s owned shop paid to Sizegenic.

NOTE 10 INCOME TAX

All of the Company’s income tax is generated in Hong Kong.

A reconciliation of the expected income tax expense to the actual income tax expense as of March 31, 2010 is as follows:

Income before tax HK income tax rate Expected income tax expenses calculated at HK income tax rate	$ 14,692 16.5% 2,424
Temporary difference	(3)
Actual income tax expense	$ 2,421

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010

NOTE 10 INCOME TAX (…Cont’d)

The Company's income tax provision in respect of operations in Hong Kong is calculated at the applicable tax rates on the estimated assessable profits for the year based on existing legislation, interpretations and practices in respect thereof. The standard tax rate applicable to the Company was 16.5%. No deferred tax liability has been provided as the amount involved is immaterial.

NOTE 11 OPERATING LEASE COMMITMENTS

The Company entered into a rent agreement on June 1, 2009 to lease premises for operation of our Company-owned restaurant for a term of 5 years at a monthly rental rate of $6,667 for the first three years and $8,333 for the last two years.

As of March 31, 2010, the total future minimum lease payments under non-cancellable operating lease in respect of leased premise are payable as follows:-

Year ended March 31,
2011	$ 92,602
2012	92,602
2013	15,433
Total	$ 200,637

NOTE 12 RELATED PARTY TRANSACTIONS

Balance with related party

Stockholder’s loan: Gu Yao, stockholder	$ 196,266

Amounts received from stockholder for the period from December 11, 2009 (inception) to March 31, 2010

Due to Sizegenic Holdings Limited (“Sizegenic”)

(Common stockholder of Sizegenic and Studio II , Mr. Cheung Ming)

$ - $ 8,812

Amounts received from Sizegenic for the period from

December 11, 2009 (inception) to March 31, 2010

  $    8,812

Due from Joystick Limited (“Joystick”)

(Wholly-owned subsidiary of Sizegenic)

  $   30,817

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010

NOTE 12 RELATED PARTY TRANSACTIONS (…\Cont’d)

Amounts received from Sizegenic for the period from

December 11, 2009 (inception) to March 31, 2010

  $   30,817

The stockholder’s loan mainly represents the loan advance to the Company for acquisition of the wholly own subsidiary on February 24, 2010, Legend Sun.  This loan is unsecured, non-interest bearing and repayable after one year on December 11, 2011.

The amount due to related party represents the franchise fee payable amounting to $8,812 for the use of Trademarks included but not limited to Caffe Kenon and other intellectual property owned by Sizegenic.

The amount due from Joystick represents the monthly fee at $10,272 for consultancy services to Joystick to operate a Portugal café bristro for January to March 2010.

.

NOTE 13 CERTAIN RISK AND CONCENTRATION

Credit risk

As of March 31, 2010, substantially all of the Company’s cash included bank deposits in accounts maintained within Hong Kong, the Company has not experienced any losses in such accounts and believes it is not exposed to any significant risks on its cash in bank accounts.

There were no significant customers or vendors which accounts for 10% or more of the Company’s revenues or purchases during the period presented.

NOTE 14 SUBSEQUENT EVENT

On February 10, 2011, the Company and the sole shareholder Mr. Gu Yao entered into Share Exchange Agreement with Studio II Brands, INC. (“Studio II”), a Florida corporation whereby Studio II agreed to issue 2,291,100 shares of the common stock to Mr. Gu Yao to acquire all of the issued and outstanding shares of common stock of the Company. Upon consummation of the transaction, Studio II would become the holding company of the Company.  The exchange transaction was a private placement transaction, and the shares issued in the exchange transaction were not registered under the Securities Act of 1933, in reliance upon exemptions from registration provided by Section 4(2) of the Securities Act and by Regulation S promulgated under the Securities Act. Accordingly, all shares issued in the exchange transaction will constitute “restricted securities” as defined in Rule 144 under the Securities Act of 1933.